                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Intelligent Systems Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [INTELLIGENT SYSTEMS LOGO]


                             4355 SHACKLEFORD ROAD
                            NORCROSS, GEORGIA 30093


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Friday, June 9, 2000 at 4:00 p.m., local time, at our offices at 4355 Shackleford Road, Norcross, Georgia. At the Annual Meeting, shareholders will consider and vote on:

         1. The election of two directors to the Board of Directors to serve until the 2003 Annual Meeting; and

         2. Other matters that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on Friday, April 7, 2000 will receive the notice and be entitled to vote at the meeting or any adjournment thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 1999 Annual Report to Shareholders is enclosed.

                                    By order of the Board of Directors,

                                    /s/ Bonnie L. Herron

                                    BONNIE L. HERRON
                                    Secretary

April 14, 2000


      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED.

                           [INTELLIGENT SYSTEMS LOGO]


                             4355 SHACKLEFORD ROAD
                            NORCROSS, GEORGIA 30093

                                PROXY STATEMENT

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 9, 2000

      We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation in connection with the solicitation of proxies by the Board of Directors to be voted at the 2000 Annual Meeting of Shareholders of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on June 9, 2000 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia at 4:00 p.m. local time. We expect to mail this Proxy Statement and the accompanying proxy to shareholders on or about April 14, 2000.

                                     VOTING

GENERAL

      The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 7, 2000. On that date, we had outstanding and entitled to vote 5,684,467 shares of common stock with each share entitled to one vote.

QUORUM

      A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum.

PROXIES

      At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTER TO BE VOTED UPON, THEN THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

      You may revoke your proxy card delivered in connection with this solicitation at any time by:

- giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, or
-     executing and delivering to the Secretary a later dated proxy, or
-     voting in person at the Annual Meeting

      You cannot revoke your proxy as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy.

      We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.

PRINCIPAL SHAREHOLDERS, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of February 29, 2000, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group.


                                                                                          SHARES            PERCENT
                                                                                       BENEFICIALLY            OF
BENEFICIAL OWNER                                ADDRESS                                   OWNED             CLASS(A)
----------------------------------------------  -----------------------------------  -----------------  ---------------
J. Leland Strange                               4355 Shackleford Road                    1,279,972(b)        22.5%
   Chairman of the Board, President, CEO        Norcross, GA  30093

Wallace R. Weitz & Company(c)                   1125 South 103rd St., Suite 600            558,000            9.8%
                                                Omaha, NE  68124

Artisan Partners L.P.(d)                        1000 North Water Street, #1770             477,500            8.4%
                                                Milwaukee, WI 53202
Donald A. McMahon                                                                            1,500              *
   Director

James V. Napier                                                                             11,100              *
   Director

John B. Peatman                                                                              1,280              *
   Director

Parker H. Petit                                                                             14,200              *
   Director

Francis A. Marks                                                                           205,000            3.6%
   Vice President

Bonnie L. Herron                                                                           174,557            3.1%
   Vice President, Chief Financial Officer
   and Corporate Secretary

All Directors and Executive Officers                                                     1,819,609(e)        31.5%
   as a Group (8 persons)

a. Except as otherwise noted, percentage is determined on the basis of 5,684,467 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13 d - 3 (d)(1) of the Securities Exchange Act of 1934, as amended. An asterisk indicates beneficial ownership of less than 1 percent.

b. Includes (i) 130,104 shares owned by Jane H. Strange, Mr. Strange's wife. Although Mr. Strange may be deemed to be the beneficial owner of the shares owned by his wife, he disclaims any beneficial interest in the shares.

c. In a Schedule 13G filed February 10, 1999, Wallace R. Weitz and Company, an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 559,200 shares of common stock, all of which the firm has the sole power to vote and to dispose of. Weitz and Company recently confirmed that as of February 29, 2000, they own 558,000 shares of common stock.

d. In Schedule 13G filed February 14, 2000, Artisan Partners L.P., an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940, reported beneficial ownership of 477,500 shares of common stock. The firm's power to vote and dispose of the shares is shared with Artisan Corp., the General Partner of Artisan Partners, and Andrew Ziegler and Carlene Murphy Ziegler, both principal shareholders of Artisan Corp.

e. Includes 85,000 shares reserved for issuance to an executive officer pursuant to stock options that were exercisable at February 29, 2000 or within sixty days of such date.

ADDITIONAL INFORMATION

      Any record or beneficial owner of our common stock as of April 7, 2000 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1999, including financial statements and schedules. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-K is not a shareholder of record on April 7, 2000, the person must state that he or she is a beneficial owner of common stock of the company on that date. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our expenses in furnishing such exhibits.


                PROPOSAL NO. 1 -- THE ELECTION OF TWO DIRECTORS

NOMINEES

      At the Annual Meeting of Shareholders, shareholders will elect two directors to the Board of Directors to serve a three-year term until the 2003 Annual Meeting of Shareholders. The other directors' terms expire at the Annual Meeting of Shareholders listed below for each category of directors or until their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card "FOR" the nominees.

      If a nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for another person designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than two nominees. The Board of Directors has no reason to believe that the nominees will not serve if elected.

      The Board of Directors has nominated the persons named below to serve as directors of the company. The nominees are currently directors of the company. Each nominee gave us the following information concerning his current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of February 29, 2000.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TWO NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.


                                                                                           SHARES OF COMMON STOCK
                                                                                             BENEFICIALLY OWNED
            NAME                 AGE          POSITION / PRINCIPAL OCCUPATION                (PERCENT OF CLASS)
------------------------------ ------- ------------------------------------------------- ----------------------------
NOMINEES FOR ELECTION TO SERVE UNTIL THE 2003 ANNUAL MEETING
   James V. Napier(1.2.)         63    Director, Chairman of the Board of                      11,100        *
                                       Scientific-Atlanta, Inc.
   J. Leland Strange             58    Director, Chairman of the Board, President,          1,279,972      22.5%
                                       Chief Executive Officer
INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2002 ANNUAL MEETING
   Donald A. McMahon(1.2.)       69    Director, Retired                                        1,500        *
   Parker H. Petit(1.)           60    Chairman of the Board of Matria Healthcare, Inc.        14,200        *
INCUMBENT DIRECTOR ELECTED TO SERVE UNTIL THE 2001 ANNUAL MEETING
   John B. Peatman(2.)           65    Director, Professor of Electrical Engineering            1,280        *
                                       at Georgia Institute of Technology

* Less than one percent.
1. Audit committee
2. Compensation committee

      Mr. McMahon has served as a director since 1981. He retired in 1984 from the position of President and Chief Executive Officer of Royal Crown Companies and serves as a director of Richton International Inc.

      Mr. Napier has served as a director since 1982. Mr. Napier is Chairman of the Board and a director of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks. He also serves as a director of McKesson H.B.O., Vulcan Materials Company, Engelhard Corporation, Personnel Group of America, Inc. and Westinghouse Air Brake Company.

      Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964.

      Mr. Petit has served as a director since 1996. Mr. Petit has served as Chairman of the Board of Matria Healthcare, Inc., an obstetrical home care and maternity management services company since March 1996. Mr. Petit was founder and Chairman of the Board of Healthdyne, Inc., Matria's predecessor, from 1970 to March 1996. He also serves as Chairman of the Board of Healthdyne Technologies, Inc. and Healthdyne Information Enterprises, Inc. and as a director of Logility, Inc.

      Mr. Strange has served as President since 1983 and Chief Executive Officer and Chairman of the Board of Directors since 1985.

      There are no family relationships among any of the company's directors and executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors met five times during the year ended December 31, 1999, and acted by unanimous consent one time. The Audit Committee of the Board of Directors, which met once during the last fiscal year, consists of Messrs. McMahon, Napier and Petit. The Audit Committee recommends the appointment of our company's independent auditors and meets with the auditors to review their report on the financial operations of the company. The Board has a Compensation Committee consisting of Messrs. McMahon, Napier and Peatman which met once during the last year. The Compensation Committee reviews and makes recommendations concerning the appropriate compensation level for the officers of the company and any changes in the company's various benefit plans. The Plan Committee, which did not meet in 1999, is responsible for administering the 1991 Stock Option Plan. The Plan Committee has the same members as the Compensation Committee. All directors attended all of the meetings of the Committees of the Board on which they serve and at least 80 percent of the meetings of the Board of Directors.

EXECUTIVE OFFICERS

      The following information is provided about our non-director executive officers as of February 29, 2000.


NAME                                    AGE             POSITION / PRINCIPAL OCCUPATION
----------------------------- ------------------------- ------------------------------------------------------------
J. William Goodhew, III                  62             Vice President
Bonnie L. Herron                         52             Vice President, Chief Financial Officer and  Secretary
Francis A. Marks                         66             Vice President

      Mr. Goodhew joined the company in January 1997 as Vice President. He was president of Peachtree Software, Inc. from 1985 through 1996. He is Chairman of the Board of Navision Software A/S and serves as director of Ross Systems, Inc.

      Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of our ChemFree subsidiary.

      Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999.

      The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.

EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE                                                 LONG TERM COMPENSATION
                                                                         ---------------------------
                                               ANNUAL COMPENSATION                 AWARDS
------------------------------ ----------- ----------------------------- --------------------------- -----------------
             (a)                  (b)           (c)            (d)                  (g)                    (i)
                                                                                                        All Other
Name and Principal Position       Year         Salary         Bonus             Option/SARs           Compensation *
                                                 $              $                    #                      $
------------------------------ ----------- --------------- ------------- --------------------------- -----------------
J. Leland Strange                 1999         194,726              --             --                      1,974
  President & CEO                 1998         218,932              --             --                      2,344
                                  1997         206,359              --             --                      2,375

Francis A. Marks                  1999         130,040           2,500             --                      1,950
  Vice President                  1998         126,437          47,832             --                      2,320
                                  1997         122,273              --             --                      1,834

Bonnie L. Herron                  1999         103,297              --             --                      1,600
  Vice Pres., CFO & Secretary     1998          96,028           4,783             --                      1,484
                                  1997          85,039              --             --                      1,275

* Includes contributions to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the "401(k) Plan"). Such amounts are fully vested.


OPTION EXERCISES AND YEAR-END VALUES TABLE


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
           (a)                    (b)                (c)                    (d)                       (e)

                                                                   Number of Unexercised      Value of Unexercised
                                                                         Options at         In-the-Money Options at
                                                                           FY-End                   FY-End*
                            Shares Acquired         Value               Exercisable/              Exercisable/
Name                          on Exercise          Realized            Unexercisable             Unexercisable

                                   #                  $                      #                         $
--------------------------- ----------------- ------------------- ------------------------- -------------------------
J. Leland Strange                - 0 -              - 0 -               230,000 / 0               540,000 / 0

Francis A. Marks                 - 0 -              - 0 -               170,000 / 0               421,250 / 0

Bonnie L. Herron                 - 0 -              - 0 -               170,000 / 0               421,250 / 0


* Based on the difference between the exercise price and the closing sales price per share for the Common Stock on December 31, 1999 of $4.00, as reported by the American Stock Exchange.

COMPENSATION OF DIRECTORS

      Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting day. Total compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors' Retirement Plan which provides for each nonemployee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000.

CHANGE-IN-CONTROL ARRANGEMENTS

      Effective January 1, 1992, we adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A "change in control" means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company's common stock,
(ii) the sale of all or substantially all of the company's assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of the rules promulgated by the Securities and Exchange Commission.

      Under the Change in Control Plan, if an officer terminates after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer's base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer's bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer's option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. Currently, J. Leland Strange, Francis A. Marks and Bonnie L. Herron are the only officers designated by the Board to participate in the Change in Control Plan.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors reviews and approves compensation paid by the company to its executive officers. The Compensation Committee reviews compensation of the executive officers annually, with input from the Chief Executive Officer. The 1991 Stock Plan Committee is responsible for administering the 1991 Stock Incentive Plan, including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee reviewed and granted stock options to executive officers in 1991, 1995 and 1996. Both committees are comprised of three nonemployee directors of the company.

      The Securities and Exchange Commission requires that all compensation committees discuss how the companies that they serve intend to deal with the cap on the deductibility of compensation over $1 million for proxy-named executive officers. Given our current level of executive compensation, it is not now necessary to consider this issue.

      The basic goal of our compensation program for executive officers is to:

      - fairly compensate executive officers in line with their responsibilities and contribution to the company

      - reward management for achievement of financial or other measurable goals of the company and specified subsidiaries, where the contribution of the executive can be tied to operations under his/her control

      - align management's compensation with shareholder interests as measured by stock price appreciation

      In 1999, the compensation of executive officers consisted of a base salary and long-term compensation consisting of previously granted stock options. In 1998 and 1997, the compensation of executive officers consisted of a base salary, a cash incentive, and long-term compensation consisting of previously granted stock options. Because the company is not a traditional operating company with readily identifiable comparative companies, the Compensation Committee determines the base salary. The Committee intends the base salary to be in the median range for persons with similar experience and scope of responsibility. The Committee considers a number of subjective factors including the nature, scope and variety of responsibilities of each executive as well as the company's financial results and condition. The Committee considers an individual executive's performance in a variety of functions which may include line responsibility for established as well as start-up companies, corporate development activities (including acquisitions and investments), completion of significant transactions, contribution to and management of the company's minority-owned businesses and other corporate functions.

      Cash incentives, when included in the compensation plan, are earned by the named executives based on achievement of specified goals of the company as a whole or those subsidiaries or projects for which the named executive has management responsibility. In 1999, there were no cash incentives included in the compensation plan. In 1998, two executives earned cash incentives for achievement of a specific subsidiary transaction. In 1997, cash incentives were part of the total compensation plan but none were earned by the named executives.

      Our long-term incentive compensation plan is based on the 1991 Stock Incentive Plan which is designed to reward executives for increases in the market price of our stock, thus linking the interest of executives and shareholders. The Plan Committee, in its sole discretion, grants options to those individuals whose contribution is most likely to have an impact on our overall performance and price of the company's common stock. The Committee intends for the number of options granted to an individual executive to provide an adequate financial incentive over a three to five year time frame and to provide the executives with an equity interest in the company. The number of options granted to an executive officer depends upon a subjective evaluation of the individual's contribution to the company. The Committee did not award any options in 1997, 1998 or 1999.

      It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The Compensation Committee reviews the compensation of the Chief Executive Officer annually. Mr. Strange, the largest shareholder of the company, does not have an employment agreement with the company. Since there have not been directly comparable peer group companies, the Committee considers a number of subjective factors in setting Mr. Strange's compensation. Some factors considered are the nature, scope and variety of his responsibilities; his contribution to increasing the value of the company's minority-owned companies; the trading price of our common stock and the company's financial results and condition. The Compensation Committee believes Mr. Strange's compensation is appropriate in consideration of the scope of his position and the performance of the company. In late 1998, Mr. Strange voluntarily asked the Board to reduce his base salary by approximately 13 percent effective in January 1999. In 1997, the increase in Mr. Strange's total compensation was in part due to his contribution to increasing the value of one of the company's investments. Mr. Strange was awarded stock options in 1991 and 1996 under the same conditions as described above for all executive officers. In determining the number of options granted, the Plan Committee considered his base salary, the number of shares owned by Mr. Strange, and the number of options granted to other executives. The Plan Committee believes the options provide a reasonable financial incentive and directly tie increases in Mr. Strange's total compensation to increases in shareholder value.


                  COMPENSATION COMMITTEE              PLAN COMMITTEE

                      Donald A. McMahon               Donald A. McMahon
                      James V. Napier                 James V. Napier
                      John B. Peatman                 John B. Peatman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. McMahon, Napier and Peatman served as members of the Compensation Committee and the Plan Committee in 1999. None of these individuals is a present or former officer or employee of the company.

PERFORMANCE GRAPH

      The following line graph compares the cumulative total shareholder return on our common stock, based on the market price of the common stock, with the cumulative total return of the companies on the AMEX Market Value Index and the S&P Technology Sector Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG INTELLIGENT SYSTEMS, THE S&P TECHNOLOGY SECTOR INDEX AND
                          THE AMEX MARKET VALUE INDEX






                                                      Cumulative Total Return
                                      -----------------------------------------------------------
                                        12/94     12/95     12/96     12/97     12/98     12/99


INTELLIGENT SYSTEMS CORPORATION        100.00    100.00    141.18    229.41     79.41    188.24
AMEX MARKET VALUE                      100.00    126.42    134.50    163.13    165.96    214.80
S & P TECHNOLOGY SECTOR                100.00    144.04    204.35    257.67    445.72    780.60

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 1999, our executive officers, directors, and owners of more than ten percent of our common stock complied with all applicable filing requirements in a timely manner.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP, Atlanta, Georgia, acted as our principal independent public accountants for the fiscal year ended December 31, 1999. We expect that representatives of Arthur Andersen LLP will be present at the shareholders' meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                              CERTAIN TRANSACTIONS

In 1999, J. William Goodhew, Vice President of the company, invested $100,000 in Risk Laboratories, LLC, a business in which Intelligent Systems Corporation owned an equity interest. The terms of the transaction were negotiated between Mr. Goodhew and Risk Laboratories at arm's length on terms similar to those offered to other third parties. On March 21, 2000, as part of the transaction in which the company sold the majority of its interest in Risk Laboratories, Mr. Goodhew sold part of his interest for the same valuation as other shareholders of Risk Laboratories.

On January 5, 2000, three officers of the company exercised stock options and issued to the company promissory notes in payment of the exercise price. J. Leland Strange, President and Chief Executive Officer, exercised options to acquire 230,000 shares of common stock and issued the company a promissory note for $380,000 representing the total exercise price of the options. Bonnie L. Herron, Vice President and Chief Financial Officer, and Francis A. Marks, Vice President, each exercised options to acquire 170,000 shares of common stock and each issued the company a promissory note for $258,750 representing the total exercise price of their respective options. Each of the notes is secured by a pledge of the common stock acquired upon exercise of the option, has a term of one year and bears interest at the rate of seven percent (7%) per annum.

               SHAREHOLDERS' PROPOSALS FOR ANNUAL MEETING IN 2001

      Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2001 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 15, 2000 to be eligible for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders in 2001. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder's notice must be received at our principal offices by December 15, 2000.


                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

      The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

                                    By order of the Board of Directors

                                    /s/ Bonnie L. Herron

                                    BONNIE L. HERRON
                                    Secretary

Norcross, Georgia
April 14, 2000

                       INTELLIGENT SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned, a shareholder of common stock, $.01 par value (the "Common Stock") of Intelligent Systems Corporation, a Georgia corporation (the "Company") hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on June 9, 2000 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 7, 2000 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.

                        (TO BE SIGNED ON REVERSE SIDE)


                                                                   SEE REVERSE
                                                                      SIDE

[X]  Please mark your
     votes as in this
     example.


1.  ELECTION             FOR          WITHHELD      NOMINEE: James V. Napier
    OF                   [ ]            [ ]                  J. Leland Strange
    DIRECTOR:


THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS
ARE SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY


SIGNATURE(S) _____________ DATE _______ SIGNATURE(S) ______________ DATE _______
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If the signer is a corporation, the full corporate name should be signed by a duly authorized officer.